Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact: Bernard H. Clineburg,
Tysons Corner, Virginia	Chairman & Chief Executive Officer
October 22, 2008	or
Mark Wendel,
EVP & Chief Financial Officer
703-584-3400

CARDINAL REPORTS THIRD QUARTER RESULTS

Credit Quality Remains Excellent

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported earnings of $1.4 million and $5.5 million, equivalent to $0.06 and $0.22 per diluted share, for the three and nine month periods ended September 30, 2008, respectively, excluding a onetime noncash other-than-temporary impairment charge previously reported during the current quarter of $3.9 million after tax and a goodwill impairment loss of $1.8 million after tax related to the acquisition of its mortgage banking subsidiary, George Mason Mortgage, LLC.   After the impairment losses, the Company reported GAAP net income (loss) of ($4.4) million and ($1.5) million, equivalent to ($0.18) and ($0.06) per diluted share.  This compares to net income (loss) of ($606) thousand and $3.1 million, or ($0.02) and $0.12 per diluted share, for the same periods of 2007.

Selected Financial Highlights

•                  Asset quality remains excellent.  The Company had no non-accrual loans for a fourth consecutive quarter and net charge-offs were 0.14% of average loans receivable at quarter end.

•                  The Company’s equity position remains very strong with all ratios exceeding the “well-capitalized” regulatory thresholds.

•                  Loan demand continues to be resilient as the portfolio grew to $1.086 billion, a 12% increase compared to a year ago.

•                  Net interest margin increased to 2.96% during the third quarter 2008 compared to 2.65% a year ago.

As disclosed earlier in August 2008, current quarterly and year to date results included $3.9 million in an after tax expense to record a one-time non-cash other-than-temporary impairment charge on Fannie Mae perpetual preferred stock.  Based upon Treasury regulations enacted after quarter end, the impairment of this investment now qualifies for “ordinary” versus ‘capital” loss tax treatment, and the Company expects to receive an additional $1.1 million of tax benefits  in the fourth quarter reducing the after-tax expense to $2.8 million.  Also included in the current quarter and year to date results was an impairment loss of $1.8 million after tax related to goodwill associated with the acquisition of George Mason Mortgage, LLC. The charge was the result of the annual test for impairment of recorded goodwill for the mortgage banking subsidiary.  These non-cash charges will not adversely impact Cardinal’s daily operations, balance sheet liquidity and, most importantly, its capital remains substantially in excess of the “well capitalized” regulatory ratios.

Highlights of Banking Operations

For the quarter ended September 30, 2008, the traditional banking operations of Cardinal Bank reported operating earnings of $2.3 million, compared to $1.8 million for the same quarter of 2007.  For these comparable quarters, net interest income increased to $10.7 million, versus $10.0 million.  Non-interest income increased to $1.1 million versus $1.0 million.

For the third quarter, the provision for loan losses was $865 thousand versus $915 thousand in the third quarter of 2007.  The allowance for loan losses as a percentage of loans increased from the second to the third quarter from 1.16% to 1.22%.

For the three month period ended September 30, 2008, average assets of the Bank were $1.612 billion, a decrease of 2% from $1.650 billion at September 30, 2007. Portfolio loans receivable grew $113 million, or 12%, to $1.086 billion at September 30, 2008, from $974 million at September 30, 2007.  Mortgage loans held for sale decreased to $134 million at the end of the quarter, compared to $144 million for the same quarter a year ago.

The Company had no non-accrual loans at September 30, 2008. The allowance for loan losses was 1.22% of loans at September 30, 2008, compared to 1.12% at September 30, 2007.

Highlights of Mortgage Banking Operations

Including the goodwill impairment, George Mason Mortgage reported net income (loss) of ($2.2) million for the current quarter. Excluding the impairment, operating earnings (loss) were ($325) thousand compared to $429 thousand for the same quarter of 2007.  Year-to-date income (loss) was ($2.9) million and operating earnings were $159 thousand versus $1.5 million for the same period in 2007.  Since the beginning of the year, the Company’s mortgage operations reduced staff by 20 positions.  The Company continues to closely monitor all aspects of this subsidiary’s operations.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“Our asset quality remains among the industry’s best with no non-accrual loans for a fourth consecutive quarter and insignificant charge offs.  Our capital ratios significantly exceed the regulatory requirements for “well capitalized” and our conservative approach to credit underwriting continues to highlight the company’s strength.

It is disappointing that our third quarter was impacted by a onetime non-cash impairment expense on the Fannie Mae perpetual preferred stock and a goodwill impairment of our mortgage banking subsidiary.

Cardinal is a safe and sound bank firmly focused on serving the deposit and lending needs of our communities.  We, the board and management, remain committed to this goal and are optimistic about the future of the Cardinal franchise.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.638 billion at September 30, 2008, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, with six offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries

Summary Statements of Condition

September 30, 2008,  December 31, 2007 and September 30, 2007

(Dollars in thousands)

	(Unaudited)		(Unaudited)	% Change
	September 30, 2008	December 31, 2007	September 30, 2007	Current Year	Year Over Year
Cash and due from banks	$22,124	$20,622	$17,860	7.3%	23.9%
Federal funds sold	21,785	1,799	25,750	1111.0%	-15.4%

Investment securities available-for-sale	231,044	285,998	343,517	-19.2%	-32.7%
Investment securities held-to-maturity	52,229	78,948	82,740	-33.8%	-36.9%
Total investment securities	283,273	364,946	426,257	-22.4%	-33.5%

Other investments	16,822	14,188	12,674	18.6%	32.7%
Loans held for sale	134,553	170,487	144,448	-21.1%	-6.9%

Loans receivable, net of fees	1,086,531	1,039,684	973,518	4.5%	11.6%
Allowance for loan losses	(13,257)	(11,641)	(10,857)	13.9%	22.1%
Loans receivable, net	1,073,274	1,028,043	962,661	4.4%	11.5%

Premises and equipment, net	16,995	18,463	18,892	-8.0%	-10.0%
Goodwill and intangibles, net	14,233	17,239	17,303	-17.4%	-17.7%
Bank-owned life insurance	33,056	32,316	31,931	2.3%	3.5%
Other assets	22,077	21,928	19,824	0.7%	11.4%

TOTAL ASSETS	$1,638,192	$1,690,031	$1,677,600	-3.1%	-2.3%

Non-interest bearing deposits	$147,499	$123,994	$127,119	19.0%	16.0%
Interest bearing deposits	938,065	972,931	1,010,751	-3.6%	-7.2%
Total deposits	1,085,564	1,096,925	1,137,870	-1.0%	-4.6%

Other borrowed funds	374,007	400,060	322,388	-6.5%	16.0%
Mortgage funding checks	7,293	9,403	17,776	-22.4%	-59.0%
Escrow liabilities	1,250	1,016	1,594	23.0%	-21.6%
Other liabilities	15,538	23,164	41,911	-32.9%	-62.9%

Shareholders’ equity	154,540	159,463	156,061	-3.1%	-1.0%

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,638,192	$1,690,031	$1,677,600	-3.1%	-2.3%

Cardinal Financial Corporation and Subsidiaries

Summary Income Statements

Three and Nine Months Ended September 30, 2008 and 2007

(Dollars in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
Net interest income	$11,280	$10,333	9.2%	$32,660	$30,401	7.4%
Provision for loan losses	(1,645)	(915)	79.8%	(2,734)	(1,670)	63.7%
Net interest income after provision for loan losses	9,635	9,418	2.3%	29,926	28,731	4.2%

Service charges on deposit accounts	522	505	3.4%	1,584	1,472	7.6%
Loan service charges	365	365	0.0%	1,029	1,187	-13.3%
Investment fee income	893	1,101	-18.9%	2,715	3,236	-16.1%
Realized and unrealized gains on mortgage banking activities	1,985	2,093	-5.2%	5,878	7,157	-17.9%
Management fee income	204	229	-10.9%	590	899	-34.4%
Other non-interest income	426	450	-5.3%	1,586	1,410	12.5%
Total non-interest income	4,395	4,743	-7.3%	13,382	15,361	-12.9%

Net interest income and non-interest income	14,030	14,161	-0.9%	43,308	44,092	-1.8%

Salaries and benefits	5,754	5,592	2.9%	17,250	18,237	-5.4%
Occupancy	1,429	1,362	4.9%	4,205	3,989	5.4%
Depreciation	583	748	-22.1%	1,821	2,345	-22.3%
Data processing	402	345	16.5%	1,257	1,044	20.4%
Telecommunications	256	278	-7.9%	742	856	-13.3%
Impairment of Fannie Mae perpetual preferred stock	4,408	—	100.0%	4,408	—	100.0%
Impairment of goodwill	2,821	—	100.0%	2,821	—	100.0%
Settlement with mortgage correspondent	—	—	0.0%	1,800	—	100.0%
Loss related to escrow arrangement	—	3,500	-100.0%	—	3,500	-100.0%
Other operating expense	3,603	3,644	-1.1%	10,414	10,169	2.4%
Total non-interest expense	19,256	15,469	24.5%	44,718	40,140	11.4%
Net income (loss) before income taxes	(5,226)	(1,308)	299.5%	(1,410)	3,952	-135.7%
Provision (benefit) for income taxes	(816)	(702)	16.2%	84	851	-90.1%
NET INCOME (LOSS)	$(4,410)	$(606)	627.7%	$(1,494)	$3,101	-148.2%

Earnings per common share - basic	$(0.18)	$(0.02)	625.5%	$(0.06)	$0.13	-148.2%

Earnings per common share - diluted	$(0.18)	$(0.02)	625.5%	$(0.06)	$0.12	-149.2%

Weighted-average common shares outstanding - basic	24,327,751	24,253,187	0.3%	24,393,167	24,424,037	-0.1%

Weighted-average common shares outstanding - diluted	24,327,751	24,253,187	0.3%	24,393,167	24,900,401	-2.0%

Reconciliation of Non-GAAP measures:

GAAP net income reported above	$(4,410)	$(606)		$(1,494)	$3,101
After tax impact on:
- impairment of Fannie Mae perpetual preferred stock	3,992	—		3,992	—
- impairment of goodwill	1,846	—		1,846	—
- settlement with mortgage correspondent	—	—		1,179	—
- loss related to escrow arrangement	—	2,293		—	2,293
- legal expenses related to escrow arrangement	—	229		—	229

Operating earnings, excluding nonrecurring expenses reported above:	$1,428	$1,916	-25.5%	$5,523	$5,623	-1.8%

GAAP earnings per share - diluted reported above	$(0.18)	$(0.02)		$(0.06)	$0.12
After tax impact on:
- impairment of Fannie Mae perpetual preferred stock	0.16	—		0.16	—
- impairment of goodwill	0.08	—		0.07	—
- settlement with mortgage correspondent	—	—		0.05	—
- loss related to escrow arrangement	—	0.09		—	0.09
- legal expenses related to escrow arrangement	—	0.01		—	0.01

Operating earnings per common share - diluted (excluding nonrecurring expenses reported above)	$0.06	$0.08	-25.7%	$0.22	$0.23	0.3%

Cardinal Financial Corporation and Subsidiaries

Selected Financial Information

(Dollars in thousands, except per share data and ratios)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Income Statements:
Interest income	$21,951	$25,545	$67,283	$74,538
Interest expense	10,671	15,212	34,623	44,137
Net interest income	11,280	10,333	32,660	30,401
Provision for loan losses	1,645	915	2,734	1,670
Net interest income after provision for loan losses	9,635	9,418	29,926	28,731
Non-interest income	4,395	4,743	13,382	15,361
Non-interest expense	19,256	15,469	44,718	40,140
Net income before income taxes	(5,226)	(1,308)	(1,410)	3,952
Provision for income taxes	(816)	(702)	84	851
Net income	$(4,410)	$(606)	$(1,494)	$3,101

			September 30, 2008	September 30, 2007
Balance Sheet Data:
Total assets			$1,638,192	$1,677,600
Loans receivable, net of fees			1,086,531	973,518
Allowance for loan losses			(13,257)	(10,857)
Loans held for sale			134,553	144,448
Total investment securities			283,273	426,257
Total deposits			1,085,564	1,137,870
Other borrowed funds			374,007	322,388
Total shareholders’ equity			154,540	156,061

Common shares outstanding			24,103	24,254

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Selected Average Balances:
Total assets	$1,620,893	$1,659,440	$1,636,453	$1,640,185
Loans receivable, net of fees	1,075,609	946,923	1,057,239	898,984
Allowance for loan losses	(12,763)	(10,512)	(12,192)	(10,096)
Loans held for sale	118,009	233,646	132,921	261,505
Total investment securities	313,180	379,404	325,851	355,607
Interest earning assets	1,541,592	1,575,920	1,554,172	1,557,233
Total deposits	1,083,469	1,151,490	1,107,002	1,194,068
Other borrowed funds	359,976	319,767	349,178	264,551
Total shareholders’ equity	159,971	156,967	161,567	157,370
Weighted Average:
Common shares outstanding - basic	24,328	24,253	24,393	24,424
Common shares outstanding - diluted	24,328	24,253	24,393	24,900

Per Common Share Data:
Basic net income	$(0.18)	$(0.02)	$(0.06)	$0.13
Fully diluted net income	(0.18)	(0.02)	(0.06)	0.12
Book value	6.41	6.43	6.41	6.43
Tangible book value (1)	5.92	5.82	5.92	5.82

Performance Ratios:
Return on average assets	-1.09%	-0.15%	-0.12%	0.25%
Return on average equity	-11.03%	-1.54%	-1.23%	2.63%
Net interest margin (2)	2.96%	2.65%	2.84%	2.63%
Efficiency ratio (3)	76.73%	77.08%	77.51%	79.30%
Non-interest income to average assets	1.08%	1.14%	1.09%	1.25%
Non-interest expense to average assets	4.75%	3.73%	3.64%	3.26%

Asset Quality Data:
Annualized net charge-offs to average loans receivable, net of fees			0.14%	0.07%
Nonaccrual loans to loans receivable, net of fees			0.00%	0.01%
Nonaccrual loans to total assets			0.00%	0.01%
Allowance for loan losses to loans receivable, net of fees			1.22%	1.12%
Allowance for loan losses to nonperforming loans			0.00%	12624.4%

Capital Ratios (4):
Tier 1 risk-based capital			11.93%	12.49%
Total risk-based capital			12.91%	13.34%
Leverage capital ratio			10.22%	9.80%

(1)	Tangible book value is calculated as total shareholders’ equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.
(2)	Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 34%.
(3)	Efficiency ratio is calculated as total non-interest expense (less nonrecurring expense) divided by the total of net interest income and non-interest income.
(4)	The capital ratios include the ordinary tax benefit attributable to the Fannie Mae perpetual preferred stock impairment the Company will record during the fourth quarter 2008.

Cardinal Financial Corporation and Subsidiaries

Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities

Three and Nine Months Ended September 30, 2008 and 2007

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	September 30, 2008		September 30, 2007		September 30, 2008		September 30, 2007
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees (1)
Commercial and industrial	$119,891	6.15%	$108,266	7.88%	$127,572	6.35%	$106,764	7.67%
Real estate - commercial	454,513	6.55%	385,432	6.80%	432,948	6.56%	354,731	6.70%
Real estate - construction	189,041	5.72%	171,846	8.47%	190,428	6.11%	164,295	8.43%
Real estate - residential	213,360	5.60%	200,792	5.48%	213,018	5.61%	199,342	5.46%
Home equity lines	96,196	4.66%	72,365	7.25%	90,593	4.92%	66,832	7.35%
Consumer	2,608	6.08%	8,222	7.96%	2,680	6.48%	7,020	8.08%
Total loans	1,075,609	6.01%	946,923	7.00%	1,057,239	6.12%	898,984	6.91%

Loans held for sale	118,009	5.79%	233,646	7.29%	132,921	5.81%	261,505	7.11%
Investment securities - trading	—	0.00%	—	0.00%	—	0.00%	15	4.61%
Investment securities - available-for-sale (1)	258,807	5.29%	293,554	5.04%	264,376	5.25%	264,249	4.92%
Investment securities - held-to-maturity	54,373	4.30%	85,850	4.17%	61,475	4.25%	91,343	4.17%
Other investments	15,726	2.91%	10,944	6.05%	15,138	4.82%	9,893	5.96%
Federal funds sold (1)	19,068	2.45%	5,003	5.69%	23,023	2.52%	31,244	5.28%
Total interest-earning assets	1,541,592	5.73%	1,575,920	6.51%	1,554,172	5.81%	1,557,233	6.41%

Non-interest earning assets:
Cash and due from banks	7,241		5,659		7,526		7,297
Premises and equipment, net	17,276		19,347		17,765		19,835
Goodwill and intangibles, net	17,060		17,341		17,140		17,403
Accrued interest and other assets	50,487		51,685		52,042		48,513
Allowance for loan losses	(12,763)		(10,512)		(12,192)		(10,096)

TOTAL ASSETS	$1,620,893		$1,659,440		$1,636,453		$1,640,185

Interest-bearing liabilities:
Interest-bearing deposits	$946,894	3.04%	$1,028,312	4.39%	$979,057	3.34%	$1,070,447	4.39%
Other borrowed funds	359,976	3.78%	319,767	4.76%	349,178	3.89%	264,551	4.52%
Total interest-bearing liabilities	1,306,870	3.24%	1,348,079	4.48%	1,328,235	3.48%	1,334,998	4.42%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	136,575		123,178		127,945		123,621
Other liabilities	17,477		31,216		18,706		24,196

Shareholders’ equity	159,971		156,967		161,567		157,370

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,620,893		$1,659,440		$1,636,453		$1,640,185

NET INTEREST MARGIN (1)		2.96%		2.65%		2.84%		2.63%

(1)

The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 34%.

Cardinal Financial Corporation and Subsidiaries

Segment Reporting at and for the Three and Nine Months Ended September 30, 2008 and 2007

(Dollars in thousands)

(Unaudited)

At and for the Three Months Ended September 30, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$10,720	$837	$—	$(277)	$—	$11,280
Provision for loan losses	865	780	—	—	—	1,645
Non-interest income	1,142	2,352	893	8	—	4,395
Non-interest expense	12,096	5,728	859	573	—	19,256
Provision for income taxes	605	(1,148)	13	(286)	—	(816)
Net income (loss)	$(1,704)	$(2,171)	$21	$(556)	$—	$(4,410)
Reconciliation of Non-GAAP measures:
After tax impact on:
- Impairment of goodwill	—	1,846	—	—	—	1,846
- Impairment of Fannie Mae perpetual preferred stock	3,992	—	—	—	—	3,992
Operating earnings, excluding nonrecurring expenses reported above	$2,288	$(325)	$21	$(556)	$—	$1,428

Average Assets	$1,612,406	$124,567	$3,589	$172,889	$(292,558)	$1,620,893

At and for the Three Months Ended September 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,969	$767	$—	$(403)	$—	$10,333
Provision for loan losses	915	—	—	—	—	915
Non-interest income	1,029	2,601	1,101	12	—	4,743
Non-interest expense	7,533	2,697	4,363	876	—	15,469
Provision for income taxes	715	242	(1,222)	(437)	—	(702)
Net income (loss)	$1,835	$429	$(2,040)	$(830)	$—	$(606)
Reconciliation of Non-GAAP measures:
After tax impact on:
- Loss related to escrow arrangement	—	—	2,293	—	—	2,293
- Legal expenses related to escrow arrangement	—	—	229	—	—	229
Operating earnings, excluding nonrecurring expenses reported above	$1,835	$429	$482	$(830)	$—	$1,916
Average Assets	$1,650,498	$239,395	$4,247	$173,802	$(408,502)	$1,659,440

At and for the Nine Months Ended September 30, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$31,110	$2,470	$—	$(920)	$—	$32,660
Provision for loan losses	1,790	944	—	—	—	2,734
Non-interest income	3,565	7,075	2,715	27	—	13,382
Non-interest expense	27,165	12,979	2,575	1,999	—	44,718
Provision for income taxes	2,528	(1,512)	51	(983)	—	84
Net income (loss)	$3,192	$(2,866)	$89	$(1,909)	$—	$(1,494)
Reconciliation of Non-GAAP measures:
After tax impact on:
- Impairment of goodwill	—	1,846	—	—	—	1,846
- Impairment of Fannie Mae perpetual preferred stock	3,992	—	—	—	—	3,992
- Settlement with mortgage correspondent	—	1,179	—	—	—	1,179
Operating earnings, excluding nonrecurring expenses reported above	$7,184	$159	$89	$(1,909)	$—	$5,523

Average Assets	$1,628,002	$138,243	$3,647	$176,287	$(309,726)	$1,636,453

At and for the Nine Months Ended September 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$29,055	$2,319	$—	$(973)	$—	$30,401
Provision for loan losses	1,670	—	—	—	—	1,670
Non-interest income	3,052	9,036	3,236	37	—	15,361
Non-interest expense	22,693	9,045	6,267	2,135	—	40,140
Provision for income taxes	2,365	828	(1,283)	(1,059)	—	851
Net income (loss)	$5,379	$1,482	$(1,748)	$(2,012)	$—	$3,101
Reconciliation of Non-GAAP measures:
After tax impact on:
- Loss related to escrow arrangement	—	—	2,293	—	—	2,293
- Legal expenses related to escrow arrangement	—	—	229	—	—	229
Operating earnings, excluding nonrecurring expenses reported above	$5,379	$1,482	$774	$(2,012)	$—	$5,623

Average Assets	$1,628,777	$265,305	$4,680	$169,925	$(428,502)	$1,640,185